Exhibit 99.2

Innovative Therapies for Disorders of the Brain and Nervous System Corporate Presentation June 2021 Nasdaq: APTX

This presentation has been prepared by Aptinyx Inc. (“we,” ”us,” “our,” “Aptinyx,” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation contains “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations, and financial conditions of Aptinyx, including, but not limited to, preclinical and clinical development of Aptinyx’s product candidates, the timing and reporting of results from preclinical and clinical studies, the timing and outcome of discussions with FDA and other regulatory agencies, expectations regarding Aptinyx's uses and sufficiency of capital, including the operational runway of its current cash balance, and the impact of the COVID-19 pandemic on Aptinyx’s business and ongoing and planned preclinical and clinical studies. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward‐looking statements. Although Aptinyx believes the expectations reflected in such forward‐looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in Aptinyx’s forward‐looking statements due to numerous known and unknown risks and uncertainties. All forward‐looking statements speak only as of the date of this presentation and are qualified in their entirety by this cautionary statement. Aptinyx undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Forward-looking statements June 2021 2

PA S S I O N . LEARNING.ADVANCING. THIS IS HOW WE DEFINE PROGRESS TO IMPACT PATIENT LIVES June 2021 3

June 2021 Multiple near-term catalysts with 4 Phase 2 readouts starting 1H 2022 4 June 2021 4

June 2021 Aptinyx compounds work through novel modulation of the NMDA receptor at a unique domain distinct from existing drugs. 5 June 2021 This approach can result in optimal modulation of the NMDA receptor, achieving therapeutic activity while providing a favorable safety and tolerability profile by avoiding overactivation or full inhibition. NMDA receptor modulation:

Our approach is multidimensional Enhancing synaptic plasticity to achieve therapeutic effects across disease areas CHRONIC PAIN COGNITION PSYCHIATRY June 2021 6

June 2021 OUR MISSION is to discover and develop innovative therapies for challenging disorders of the brain and nervous system Breadth of activity and encouraging efficacy data across multiple CNS indications with high unmet medical need Differentiated safety profile observed across hundreds of healthy volunteers and patients Novel, proprietary discovery platform generating small molecules to uniquely modulate NMDA receptors 7

Experienced management team and a board of highly regarded healthcare investors and leaders



Norbert Riedel, PhD
Chief Executive Officer



Andy Kidd, MD
President & COO



Ashish Khanna
CFO & Chief Business Officer



Kathryn King, PhD
SVP – Clinical Development

BOARD OF DIRECTORS

Patrick Enright (Chairman)
Founder & Managing Director

Henry Gosebruch
EVP, Chief Strategy Officer, AbbVie

Terry Gould
Partner & Head of Venture & Growth Equity

Robert Hombach
Retired CFO, Baxter and Baxalta

Adam Koppel, MD, PhD
Managing Director

Joan W. Miller, MD
David Glendenning Cogan Professor & Chair of the Dept. of Ophthalmology, Harvard Medical School

Norbert Riedel, PhD
CEO, Aptinyx

Rachel Sherman, MD, MPH
Former FDA Principal Deputy Commissioner

8 | June 2021

June 2021 The NMDA receptor Essential for normal CNS function NMDA receptors are widely distributed at all stages of development and play a critical role in higher level brain functions, including For decades, researchers have attempted to discover and develop compounds that target NMDA receptors NMDA receptor Learning Memory Neuronal development Synaptic plasticity 9

June 2021 NMDA receptor modulation: A novel and differentiated approach to restoring normal balance in the CNS NMDA receptor modulation: A novel and differentiated approach to restoring normal balance in ON OFF ANTAGONIST OVERACTIVATION INHIBITION AGONIST DISSOCIATION PSYCHOTOMIMETIC ABUSE LIABILITY EXCITOTOXICITY SYNAPSE POSTSYNAPTIC NEURON CURRENT THERAPEUTIC APPROACHES APTINYX NOVEL MODULATION NORMAL BALANCE 10

Modulation of NMDAr with Aptinyx compounds triggers a neurobiological cascade and enhances synaptic plasticity—the foundation of neural cell communication

Rapid receptor engagement → **Long-lasting effects on neural plasticity processes**


Conformational/
Structural Changes
Increased NMDA &
AMPA Receptor
Expression
Ca++
Ca++
LTP / LTD
Molecules bind in novel,
newly-characterized
domain
Changes in Gene and
Protein Expression
LTP = long-term potentiation
LTD = long-term depression
Aptinyx novel NMDAr modulator


Enhanced
Synaptic Plasticity
Learning
Cognition
Memory
Mood
Sleep

- Conformational and structural changes of the NMDA receptors
- Facilitates calcium flux
- Causing changes in gene and protein expression
- Increased expression of NMDA & AMPA receptors at the surface
- Enhancing long-term potentiation (LTP) and synaptic plasticity, which are crucial learning and memory processes

11 | June 2021

APTINYX

NMDAr modulator discovery platform has produced > 1,000 unique compounds

- Molecules bind at a **novel, distinct, newly characterized binding domain**
- Molecules demonstrate **high oral bioavailability** and stability
- Molecules have **diverse** potency, activity, subtype selectivity, and pharmacology/biology profiles

Protected by issued composition of matter patents through 2034 and beyond

NMDA Receptor


GluN1
GluN2
Ifenprodil (2B)
Zn2+ (2A>>2B)
PYD-106 (2C)
Spermine (2B)
TCN-201 (2A)
AP5
Glycine
Glutamate
7-CK/5,7-DCK
D-cycloserine
QNZ46 (2C/2D)
H+
CIQ (2C/2D)
Mg2+
PCP
MK-801
Memantine
Ketamine

12 | June 2021

APTINYX

INDICATION PRECLINICAL/ IND ENABLING PHASE 1 PHASE 2 PHASE 3 REGISTRATION/ COMMERCIAL CHRONIC PAIN PROGRAM NYX-2925 Fibromyalgia Painful Diabetic Peripheral Neuropathy (DPN) PSYCHIATRY PROGRAM NYX-783 Post-Traumatic Stress Disorder (PTSD) NEUROLOGY PROGRAM NYX-458 Cognitive Impairment in Parkinson’s Disease & Dementia with Lewy Bodies Advancing a pipeline of innovative CNS therapies Fast track designation by FDA Phase 2b Phase 2b Phase 2 Phase 2 Data readout expected 1H 2022 Data readout expected 1H 2022 Initiation of Phase 2b expected 4Q 2021 June 2021 Data readout expected 2H 2022 13

NMDA receptors are key targets for numerous CNS disorders with high unmet medical need June 2021 Representing vast commercial opportunity for Aptinyx product candidates Fibromyalgia Up to 15 million People affected in the United States PTSD > 8.5 million Painful DPN ~ 7.5 million Cognitive Impairment in Parkinson’s and Dementia with Lewy Bodies ~1.4 million 14

June 2021 Fibromyalgia is one of the most common chronic pain conditions Painful DPN is one of the most common complications among patients suffering from diabetes, estimated to affect up to 30% of patients • Both are substantial market opportunities with no adequate therapeutic options Current treatments include antiepileptics, antidepressants, and opioids • All of these current treatments have limited efficacy and substantial side effects, including the risk of abuse/addiction Cymbalta® and Lyrica®, approved therapies for both fibromyalgia and painful DPN, each achieved >$5 billion in peak annual sales Fibromyalgia and painful DPN 15

Seeking to address centralized chronic pain conditions through novel NMDA receptor modulation Central processing abnormalities are present in chronic pain conditions Some pain conditions are believed to be primarily centralized pain conditions – e.g., fibromyalgia, phantom limb pain NYX-2925 is designed to enhance plasticity processes to address chronic, centralized pain associated with numerous conditions – e.g., fibromyalgia, chronic painful DPN, chronic OA pain, PHN, chronic low-back pain, chemotherapy-induced neuropathic pain TIME PERIPHERAL PROCESSES e.g., inflammation, nerve injury CENTRAL PROCESSES e.g., plasticity, receptor changes, shifts in processing regions June 2021 16

June 2021 Dysregulation of central pain processing is evident in patients with fibromyalgia and painful DPN Representing strong scientific rationale for the potential of NYX-2925 Aberrant processing in fibromyalgia — which can be objectively observed with validated biomarkers — results in pain and other symptoms WHAT IS FIBROMYALGIA? WIDESPREAD PAIN Centralization Time With continued nerve damage and peripheral pain, pain processing in the brain shifts from sensory regions to emotional and learning & memory regions WHAT IS PAINFUL DPN? 17

Activity observed on biomarkers and patient reported outcomes across two Phase 2 studies in patients with chronic pain conditions

FIBROMYALGIA NEUROIMAGING STUDY – N=22

NYX-2925 significantly reduced elevated glutamate levels and hyper-connectivity (fMRI) known to be present in fibromyalgia

PLACEBO → NYX-2925





Significant improvements observed on pain scores and other patient reported measures



Mean Change in Average Daily Pain Score
PBO (wk2)
20mg (wk 4)
200mg (wk 6)
-0.4
-0.5
-1.1
P=0.0072 vs. placebo



Mean Change in Total FIQR
PBO (wk2)
20mg (wk 4)
200mg (wk 6)
-2.9
-3.8
-9.6
P=0.0135 vs. placebo

PAINFUL DPN STUDY – N=300

LSM Change from Baseline to Week 4 in Average Daily Pain Score



Placebo
NYX-2925 10 mg
NYX-2925 50 mg
NYX-2925 200 mg
Full Efficacy Population (n=300)
Not on Concomittant Analgesic (n=148)
Advanced DPN (n=127)
N →
72
77
77
74
-1.23
-1.15
-1.61
-1.5
-0.38 vs. placebo P=0.159
24% Mean Reduction From Baseline
N →
35
35
41
37
-1.03
-1.42
-1.62
-1.55
-0.59 vs. placebo P=0.131
25% Mean Reduction From Baseline
N →
35
35
41
37
-0.72
-1.00
-1.93
-1.19
-1.21 vs. placebo P=0.004
31% Mean Reduction From Baseline

Note: Pain reduction by DPN duration was retrospective analysis

- **Clinically meaningful reduction in pain**
- **No plateau observed by week 4 – longer study may elicit larger response**
- **Clear dose identified – 50mg**
  - Observed inverse U-shaped dose response (consistent with preclinical data)
- **Appropriate patient population identified – Advanced DPN (≥ 4 years of DPN)**
- **Consistent effects across primary and secondary efficacy measures**
- **Clean safety and tolerability profile**

18 | June 2021

APTINYX

Phase 2b studies of NYX-2925 in 2 chronic pain indications: fibromyalgia and painful DPN

FIBROMYALGIA

- No concomitant analgesics
- Primary endpoint: Change in average daily pain on the Numerical Rating Scale **(NRS)**
- Other endpoints: Worst daily pain, daily sleep interference, FIQR, PROMIS

12-WEEK TREATMENT PERIOD


N=300
Placebo QD
NYX-2925 50 mg QD
NYX-2925 100 mg QD

PAINFUL DPN

- Advanced DPN population **(4+ years)**
- No concomitant analgesics
- Primary endpoint: Change in average daily pain on the Numerical Rating Scale **(NRS)**
- Other endpoints: Worst daily pain, daily sleep interference, pain on walking

12-WEEK TREATMENT PERIOD


N=200
Placebo QD
NYX-2925 50 mg QD

Data from each study expected 1H 2022

19 | June 2021

APTINYX

Development summary of NYX-2925 for painful DPN and fibromyalgia ✓ CLEAR PRECLINICAL ACTIVITY – robust, long-lasting effects seen across various models of neuropathic pain ✓ COMPLETED THREE PHASE 1 STUDIES – favorable tolerability, PK, and CNS exposure observed, as well as evidence of activity and NMDA pathway engagement ✓ COMPLETED TWO PHASE 2 STUDIES – Activity on biomarkers of centralized pain processing, as well as evidence of treatment benefit in both indications TWO ONGOING PHASE 2B STUDIES – Conducting 12- week Phase 2b studies in both painful DPN and fibromyalgia to assess change in daily pain scores June 2021 20

50-66% also battle simultaneous addiction to alcohol and drugs Numerous causes of PTSD Elevated suicide rates among PTSD sufferers June 2021 PTSD Estimated lifetime prevalence of 6.8% ONLY 2 approved therapies both approved 20+ years ago Car accidents War combat Criminal assault Natural disaster Sexual trauma ~20 veterans or service members die from suicide daily 21

Differentiated approach to targeting PTSD: Addressing the underlying learning & memory dysfunction

CURRENT APPROACHES
Target symptoms

- **ANTIDEPRESSANTS**
  - Mood
- **ANXIOLYTICS**
  - Severe anxiety-related complications
- **HYPNOTICS**
  - Nightmares
  - Sleep disturbances

OUR APPROACH
Targets underlying dysfunction in extinction learning processes



Extinction learning (over time)
Deficit of normal extinction learning
NYX-783 target
Trauma
Stress
Trigger (non-harmful)
Traumatic memory
Prefrontal cortex hypofunction
Lack of cortical modulation contributes to adverse response
Reinforcement:
Avoidance behavior
Adverse response (e.g., anxiety or anger)

22 | June 2021

APTINYX

Compelling proof-of-concept study completed with clinically meaningful improvements observed across endpoints June 2021 Large proportion of patients achieved a clinically meaningful response with 4 weeks of treatment Consistent improvements observed on CAPS-5 symptom cluster scores Improvements observed on CAPS-5 Total score compare favorably with currently used PTSD therapies Favorable tolerability profile with no drug-related SAEs Significant improvements on CAPS-5 Total score when adjusting for patients’ time since trauma 23

NYX-783 exhibited clinically meaningful change from baseline on CAPS-5 Total score

Significantly greater proportion of patients demonstrated ≥ 13-point improvement from baseline

Endpoints in this exploratory study assessed with pre-specified one-sided α of p<0.1, LSM calculated using MMRM

CAPS-5 TOTAL SCORE – ITT Population

MMRM LSM CHANGE FROM BASELINE



Stage 1 - Week 4
-13.4
-11.6
-15.7
Placebo (n=103)
10 mg NYX-783(n=24)
50 mg NYX-783(n=26)
p=0.173 vs placebo

MMRM LSM % CHANGE FROM BASELINE



Stage 1 - Week 4
-35%
-29%
-43%
p=0.105 vs placebo

LSM Change from Stage 2 Baseline – Week 4		
Placebo (n=20)	NYX-783 10 mg (n=11)	NYX-783 50 mg (n=13)
-5.8	-7.3 *p>0.2*	-8.1 *p>0.2*

Combined Stage 1 + Stage 2 p-value vs. Placebo	
NYX-783 10 mg	NYX-783 50 mg
p>0.2	*p=0.161*

LSM % Change from Stage 2 Baseline – Week 4		
Placebo (n=20)	NYX-783 10 mg (n=11)	NYX-783 50 mg (n=13)
-17%	-24% *p>0.2*	-21% *p>0.2*

Combined Stage 1 + Stage 2 p-value vs. Placebo	
NYX-783 10 mg	NYX-783 50 mg
p>0.2	*p=0.191*

CAPS-5 TOTAL SCORE – Clinically Reliable Change

STAGE 1 (WEEK 4)

Proportion of Patients Achieving a ≥ 13-Point Improvement on CAPS-5 Total from Baseline



p=0.01 vs. placebo
43%
45%
74%
Placebo (n=86)
10mg NYX-783 (n=20)
50mg NYX-783 (n=19)

The Reliable Change Index[1] refers to a change in CAPS-5 Total score ≥13 points – indicates clinically meaningful treatment benefit

1. Lee, D.J., et al. (2019, November). Reliable Change Index and Clinically Significant Change margins for the CAPS-5 and PCL-5 among veterans. "Advancements in assessment of DSM-5 PTSD."

CAPS-5 *(Clinician Administered PTSD Scale – DSM 5th Edition)* | ***MMRM LSM*** *(Mixed-effects models for repeated measures – Least Squares Means)* | ***ITT*** *– Intention to Treat* | Analysis as of October 17, 2020

24 | June 2021

APTINYX

June 2021 Observed changes from baseline to week 4 on CAPS-5 Total score in-line with observed changes for therapies currently used to treat PTSD ++Only Sertraline and Paroxetine are approved by the FDA for use in PTSD – All other therapies listed are used off-label or are currently in development *Week 4 and week 12 % changes calculated based on published change from baseline as % of published baseline values **Week 4 data not published for fluoxetine in Martenyi study ^Brofaromine and placebo changes from Baker et al. study reflect change from baseline at week 10 (for week 12 values) Sertraline++ (Brady, 2000) Paroxetine++ (Marshall, 2001) Venlafaxine (Davidson, 2006) Fluoxetine** (Martenyi, 2002) Sertraline++ (Davidson, 2001) Paroxetine++ (Tucker, 2001) Venlafaxine (Davidson, 2006) Quetiapine (Villarreal, 2016) PUBLISHED, RANDOMIZED, DOUBLE-BLIND, PLACEBO-CONTROLLED PTSD STUDIES WITH N≥80 Brofaromine^(Baker, 1995) 35% 0% 20% 40% 60% 80% Percent Reduction from baseline on CAPS Placebo Arm Fluoxetine** (Martenyi, 2007) Aptinyx NYX-783 Study Placebo – Week 4* Placebo – Week 12* Approved therapies High placebo response at week 4 43% 0% 20% 40% 60% 80% Percent Reduction from baseline on CAPS Active Treatment Arm Active – Week 4* Active – Week 12* NYX-783 50mg week 4 25

Final design of Phase 2b program following Type C meeting with FDA

KEY STUDY ELEMENTS – BOTH STUDIES

- ~300 patients - Civilian and military PTSD
- 10 weeks of daily treatment
- Randomized, parallel, double-blind design
- No concomitant PTSD pharmacotherapies (SSRIs)
- Primary endpoint: **CAPS-5 Total score**
- Key secondary endpoints: CAPS-5 Symptom Cluster scores, responder rates

Study 1 – 50mg vs. Placebo

10-WEEK TREATMENT PERIOD

R N≈300
- Placebo QD
- NYX-783 50 mg QD

Study 1 expected to commence 4Q 2021

Study 2 – 150mg vs. Placebo

10-WEEK TREATMENT PERIOD

R N≈300
- Placebo QD
- NYX-783 150 mg QD

Study 2 expected to commence 1Q 2022

26 | June 2021

APTINYX

Development summary of NYX-783 for PTSD June 2021 ✓ CLEAR PRECLINICAL ACTIVITY in fear extinction and other psychiatric models ✓ FAVORABLE TOLERABILITY, PK, AND CNS EXPOSURE demonstrated in completed Phase 1 study in humans ✓ COMPLETED PHASE 2 STUDY – NYX-783 exhibited symptom reduction and demonstrated a favorable safety profile ✓ FDA MEETING – Following Type C meeting with FDA on April 29, 2021, finalized design for Phase 2b program INITIATION OF PHASE 2B CLINICAL PROGRAM EXPECTED IN 4Q 2021 – Expect to initiate Study 1 (50mg vs. placebo) in 4Q 2021 and Study 2 (150mg vs. placebo) in 1Q 2022 27

Cognitive impairment in Parkinson’s disease and dementia with Lewy bodies (together referred to as Lewy body dementia) 1 therapy approved to date, Exelon®, which has demonstrated limited benefit in patients June 2021 ~1.4 million people suffering from Lewy body dementia in the United States 15–20% of U.S. dementia cases classified as Lewy body dementia 50% of Parkinson’s patients suffer from cognitive impairment 28

NYX-458 enhances NMDA receptor activity and has the potential to address cognitive impairment in α-synuclein disorders Alpha-synuclein increases in Parkinson’s disease and dementia with Lewy bodies result in decreased NMDAr activity CLEAR MECHANISTIC RATIONALE Parkinson’s disease and dementia with Lewy bodies share a common disease pathology α-synuclein build-up has been implicated as a causal factor for cognitive impairment Increases in α-synuclein levels result in decreased NMDA receptor expression and activity NMDA receptor activation may play a role in normalizing brain function in patients affected by α-synuclein disorders PARKINSON’S DISEASE & LEWY BODY DEMENTIA PATHOLOGY June 2021 Progression of Lewy Body Dementia Alpha-synuclein Reduces NMDA Receptor Expression and Activity Danaghy et al., 2014 Durante et al., 2019 29

NYX-458 exhibits clear pro-cognitive activity in preclinical models, including translatable non-human primate model of Parkinson's disease

VARIABLE DELAYED RESPONSE (VDR)



Healthy primates
Stable MPTP-induced deficit
Effects following single dose of NYX-458
Delay Length
2 Seconds
5 Seconds
10 Seconds
25-40 Seconds
35-50 Seconds
Attention
Memory
Percent Correct Responses
100
90
80
70
60
50
40
Random chance probability
Single dose NYX-458
Task training
MPTP* dosing
No MPTP dosed
Original Baseline (Healthy)
1
2
3
Post-Vehicle
1
6
11
15
21
Months Following MPTP Dosing
Days Following Single Dose NYX-458 (0.03mg/kg)

- Activity observed across cognitive domains
- Recovered effects after re-induced impairment
- Sustained effects with repeat dosing
- Effects lasted ~3 months after final dose
- NYX-458 did not worsen motor symptoms or interfere with L-Dopa

*MPTP is a neurotoxin employed to deplete dopamine-related neural cells -- similar to the way Parkinson's disease does in humans
Note: Chronic low dosing of MPTP used to induce cognitive deficits without inducing parkinsonian-like motor impairment

30 | June 2021

APTINYX

Phase 2 exploratory study of NYX-458 in cognitive impairment associated with Parkinson's disease and dementia with Lewy bodies

STUDY ELEMENTS

- Patients with cognitive impairment associated with Parkinson's disease and dementia with Lewy bodies
- Randomized, double-blind, parallel-design study evaluating NYX-458 against placebo
- 12-week double-blind treatment period
- Primary objective is to evaluate the safety, tolerability, and cognitive benefits of NYX-458
- Computerized battery of neurocognitive tests focused on attention, working memory, and executive function



STUDY ELIGIBILITY EVALUATION
PLACEBO-CONTROLLED, DOUBLE-BLIND, RANDOMIZED TREATMENT
SCREENING & BASELINE
(UP TO 4 WEEKS)
12-WEEK TREATMENT PERIOD
50-85 years of age
PD-MCI, PDD, DLB, MCI-LB
CGI-S at least 3 (mildly impaired)
Subjective cognitive complaints
MOCA 15-25
Enrolled/
Randomized
N=100
Placebo QD
NYX-458 30 mg

Data from exploratory Phase 2 study expected 2H 2022

31 | June 2021

APTINYX

Development summary of NYX-458 for cognitive impairment in Parkinson’s disease and dementia with Lewy bodies ✓ CLEAR PRECLINICAL ACTIVITY in numerous rodent models ✓ REVERSAL OF COGNITIVE DEFICITS in translatable non-human primate model of Parkinson’s disease ✓ COMPLETED PHASE 1 STUDY – favorable tolerability, PK, and CNS exposure demonstrated in humans EXPLORATORY PHASE 2 STUDY UNDERWAY – results from this exploratory study will inform next steps in development June 2021 32

Supported by strong cash position with multiple upcoming catalysts across programs Data readout from Phase 2b fibromyalgia study – 1H 2022 Data readout from Phase 2b painful DPN study – 1H 2022 NYX-2925 in CHRONIC PAIN NYX-458 in COGNITIVE IMPAIRMENT Data readout from Phase 2a Parkinson’s disease and dementia with Lewy bodies cognitive impairment study – 2H 2022 Cash and Cash Equivalents: Approximately $147 million as of March 31, 2021 – expected to provide operational runway into 2023 NYX-783 in PTSD June 2021 Phase 2b study (50mg) initiation – 4Q 2021 33 Phase 2b study (150mg) initiation – 1Q 2022

NMDA receptors have been implicated in the pathophysiology of a variety of neurological and psychiatric disorders Alzheimer’s Disease Depression Bipolar Disorder Substance Abuse Autism Spectrum Disorders Schizophrenia Cerebral Ischemia Huntington’s Disease Traumatic Brain Injury Anti-NMDAR Encephalitis Potential for substantial future value creation in numerous other CNS indications June 2021 34